UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 3, 2025

Date of Report (Date of earliest event reported)

YHN Acquisition I Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42251	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2/F, Hang Seng Building 200 Hennessy Road, Wanchai Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 5499 8101

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, and one Right entitling the holder to receive one-tenth of an Ordinary Share	YHNAU	The Nasdaq Stock Market LLC
Ordinary Share	YHNA	The Nasdaq Stock Market LLC
Rights	YHNAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

This section describes the material provisions of the Business Combination Agreement (as defined below) and certain related documents but does not purport to describe all of the terms thereof. Shareholders, rights holders and other interested parties of YHN Acquisition I Limited, a British Virgin Islands company and Mingde Technology Limited, a Cayman Islands company are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the following agreements, copies of which (or forms of which) are attached as exhibits hereto. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

The Business Combination Agreement

General Description of the Business Combination Agreement

On April 3, 2025, YHN Acquisition I Limited, a British Virgin Islands company (“YHN” or “Parent”) entered into that certain Business Combination Agreement with Mingde Technology Limited, a Cayman Islands company (“Mingde” or the “Company”), pursuant to which, (a) immediately prior to the Closing, Parent will merge with and into Purchaser, with Purchaser continuing as the surviving entity (the “Reincorporation Merger”), (b) at the Closing, the parties will effect a merger of Merger Sub, a Cayman Islands company and wholly owned subsidiary of Purchaser (the “Merger Sub”), to be formed for the sole purpose of merging with and into the Company (the “Acquisition Merger”) in which the Company will be the surviving entity and a wholly owned subsidiary of Purchaser (the Acquisition Merger, together with the Reincorporation Merger and the other transactions contemplated by the Business Combination Agreement and the Additional Agreements, the “Transactions”); and (c) following the Closing, Purchaser will be a publicly traded company listed on Nasdaq.

Consideration

The Merger Consideration is $396,000,000. The 39,600,000 Purchaser Ordinary Shares to be delivered by Purchaser to the Company Shareholders (the “Merger Consideration Shares”) is based on an aggregate pre-money equity value for 100% of the Company’s issued and outstanding ordinary shares, with each Purchaser Ordinary Share valued at $10.00.

At the Effective Time, by virtue of the Business Combination Agreement and the Acquisition Merger and without any action on the part of the Merger Sub, the Company or the Company Shareholders, the Purchaser shall issue the full amount of the Merger Consideration Shares, on the basis that each Company Ordinary Share issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares and Appraisal Shares, if any) shall be canceled and automatically converted into the right to receive, without interest, its pro rata portion of the Merger Consideration Shares, which are comprised of (i) 37,620,000 Purchaser Ordinary Shares as the Closing Payment Shares and (ii) 1,980,000 Purchaser Ordinary Shares to be issued to the Company Shareholders at the Closing and held back as security for the Company’s representations and warranties as further set forth in Article XI of the Business Combination Agreement (the “Holdback Shares”) as the Holdback Shares.

Representations and Warranties

In the Business Combination Agreement, the Company makes certain representations and warranties (with certain exceptions set forth in the disclosure schedules to the Business Combination Agreement) relating to, among other things: (1) corporate existence and power of the Company and its subsidiaries (together, the “Company Group”) and similar corporate matters; (2) authorization, execution, delivery and enforceability of the Business Combination Agreement and other transaction documents; (3) no need for governmental authorization for the execution, delivery or performance of the Business Combination Agreement and additional agreements thereto (the “Additional Agreements”); (4) absence of conflicts; (5) capital structure of the Company; (6) accuracy of charter documents of the Company Group; (7) accuracy of corporate records; (8) accuracy of the list of all assumed or “doing business as” names used by the Company Group; (9) accuracy of the list of each subsidiary of the Company; (10) required consents and approvals; (11) financial information; (12) books and records; (13) absence of certain changes or events; (14) title to assets and properties; (15) litigation threatened against or affecting the Company and its subsidiaries; (16) material contracts; (17) material licenses and permits; (18) compliance with laws; (19) ownership of intellectual property; (20) customers and suppliers; (21) accounts receivable and payable and loans; (22) pre-payments; (23) employees; (24) employment matters; (25) withholding of obligations of the Company and its subsidiaries applicable to its employees; (26) real property; (27) tax matters; (28) regulatory matters; (29) environmental laws; (30) finders’ fees; (31) powers of attorney and suretyships; (32) directors and officers; (33) certain business practices; (34) money laundering laws; (35) international trade matters and anti-bribery compliance; (36) that the Company is not an investment company; and (37) exclusivity of representations and warranties.

In the Business Combination Agreement, YHN, on its behalf and also on behalf of Purchaser and Merger Sub (together, the “Purchaser Parties”), makes certain representations and warranties relating to, among other things: (1) proper corporate existence and power; (2) authorization, execution, delivery and enforceability of the Business Combination Agreement and Additional Agreements; (3) no need for governmental authorization for the execution, delivery or performance of the Business Combination Agreement and Additional Agreements; (4) absence of conflicts; (5) finders’ fees; (6) issuance of the Merger Consideration Shares; (7) capital structure; (8) trust fund; (9) validity of Nasdaq Stock Market (“Nasdaq”) listing; (10) board approval; (11) YHN’s filing documents with the Securities and Exchange Commission (“SEC”) and financial statements; (12) absence of litigation; (13) business activities; (14) compliance with laws; (15) anti-money laundering laws; (16) OFAC compliance; (17) that YHN is not an investment company; (18) tax matters; (19) transactions with affiliates; (20) independent investigation; and (21) exclusivity of representations and warranties.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Conduct Prior to Closing; Covenants Pending Closing

The Company and the Purchaser Parties have agreed to operate their respective business in the ordinary course, consistent with past practices, prior to the closing of the transactions contemplated by the Business Combination Agreement (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

The Business Combination Agreement also contains customary pre-closing covenants.

Conditions to Closing

General Conditions to Closing

The Closing is conditioned on, among other things, (1) no law or order that has the effect of preventing or prohibiting consummation of the Business Combination; (2) the SEC shall have declared effective the Registration Statement with respect to the Business Combination Agreement and no stop order shall have been issued in respect thereof; (3) the Business Combination being approved by the requisite vote of the YHN shareholders; (4) the Business Combination being approved by the requisite vote of the Company shareholders; (5) each of Purchaser and Merger Sub shall have been formed and shall have executed a joinder agreement to the Business Combination Agreement; and (6) all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other applicable anti-trust laws shall have been made and any applicable waiting period shall have expired or otherwise been terminated.

Purchaser Parties’ Conditions to Closing

The obligations of the Purchaser Parties to consummate the Business Combination, in addition to the conditions described above in the paragraph above entitled “General Conditions to Closing”, are conditioned upon, among others, each of the following, in addition to customary certificates, instruments and documents, the Additional Agreements referenced below and other customary closing deliveries: (1) the Company Group shall have duly performed all of its obligations under the Business Combination Agreement required to be performed by it at or prior to the Closing Date in all material respects; (2) the representations and warranties of the Company Group being true on and as of the date of the Business Combination Agreement and the date of the Closing except as would not be expected to have a material adverse effect; (3) there having been no material adverse effect to the Company Group which is continuing and uncured; (4) the Purchaser Parties shall have received a certificate from the Company’s CEO and CFO confirming items (1) through (3); (5) the Purchaser Parties shall have received the Company’s governing documents, authorizing resolutions, and a recent good standing certificate; (6) the Purchaser Parties shall have received all necessary governmental approvals, including the CSRC filing, in acceptable form; (7) the Purchaser Parties shall have received executed Additional Agreements from the Company; and (8) the Purchaser Parties shall have received executed Additional Agreements from all other required parties (excluding Parent or the Company).

The Company Conditions to Closing

The obligations of the Company to consummate the Business Combination, in addition to the conditions described above in the paragraph above entitled “General Conditions to Closing”, are conditioned upon, among others, each of the following, in addition to customary certificates, instruments and documents, the Additional Agreements referenced below and other customary closing deliveries: (1) the Purchaser Parties shall have performed all obligations under the Business Combination Agreement due by the Closing Date in all material respects; (2) the Article VI representations and warranties (excluding Sections 6.5 and 6.7) shall be true as of the date of the Business Combination Agreement and the Closing Date, except as would not cause a Material Adverse Effect, and Sections 6.5 and 6.7 warranties shall be true as of the date of the Business Combination Agreement and the Closing Date, with only de minimis inaccuracies; (3) no uncured event shall exist that could cause a Purchaser Parties Material Adverse Effect; (4) the Company shall have a certificate from an officer of Purchaser Parties confirming items (1) to (3); (5) the Purchaser Parties shall have complied with Securities Act and Exchange Act reporting until Closing; and (6) the Purchaser shall stay Nasdaq-listed with Merger Consideration Shares approved, and no unresolved Nasdaq notice of listing failure shall exist by Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Effective Time by either the Company or any Purchaser Party if the Acquisition Merger has not occurred on or prior to December 18, 2025 (the “Outside Date”).

The Business Combination Agreement also may be terminated under certain other customary and limited circumstances prior to the Effective Time, including, among other reasons: (1) by mutual written consent of the Company and Parent, as authorized by their respective boards; (2) by either the Company or any Purchaser Party if a final, non-appealable order is issued permanently prohibiting the Business Combination; (3) by the Company if a Purchaser Party’s uncured material breach of representations, warranties, or covenants prevents satisfaction of Closing conditions in Section 10.3, provided the Company is not in material breach; (4) by any Purchaser Party if the Company’s uncured material breach of representations, warranties, or covenants prevents satisfaction of Closing conditions in Section 10.2, provided no Purchaser Party is in material breach; (5) by either the Company or any Purchaser Party if the Parent Special Meeting fails to secure Required Parent Shareholder Approval; or (6) by any Purchaser Party if the Audited or Unaudited Financial Statements are not delivered by April 30, 2025.

If the Business Combination Agreement is terminated, all obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, fees and expenses, trust account waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud claims or for willful breach of the Business Combination Agreement prior to the termination. The Business Combination Agreement does not provide for any termination fees.

Governing Law

The Business Combination Agreement is governed by Delaware law. Any dispute pursuant to the Business Combination Agreement or the Business Combination are subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, to the extent the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware (and any courts having jurisdiction over appeals therefrom), or, if no federal court in the State of Delaware accepts jurisdiction, any state court within the State of Delaware (and any courts having jurisdiction over appeals therefrom).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 2.1 hereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about YHN, the Company or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in YHN’s or Purchaser’s public disclosures.

Additional Agreements Executed at the Signing of the Business Combination Agreement

Company Shareholders Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, certain shareholders of the Company have entered into a support agreement (the “Company Shareholders Support Agreement”), pursuant to which such shareholders agreed to, among other things, approve the Business Combination Agreement and the Business Combination.

The foregoing description of the Company Shareholders Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 hereto.

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, certain shareholders of YHN have entered into a support agreement (the “Sponsor Support Agreement”), pursuant to which such shareholders agreed to, among other things, approve the Business Combination Agreement and the Business Combination.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.2 hereto.

Additional Agreements to be Executed at Closing

Lock-Up Agreements

Upon the Closing, shareholders who will own at least 3% of Purchaser’s outstanding shares immediately after the Closing (the “Significant Shareholders”) will execute lock-up agreements (the “Lock-Up Agreements”) with regard to the Purchaser ordinary shares to be issued by Purchaser to such Significant Shareholders under the Business Combination Agreement. Pursuant to the Lock-Up Agreements, Significant Shareholders will, subject to certain customary exceptions, agree not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any Purchaser Ordinary Shares held by them (the “Lock-Up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 365 days after the date of the Closing.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a form of which is filed as Exhibit 10.3 hereto.

Employment Agreements

At the Closing of the Business Combination, Purchaser will enter into employment agreements with certain key executives of the Company on terms and conditions reasonably acceptable to the Company and YHN. The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a form of which is filed as Exhibit 10.4 hereto.

IMPORTANT NOTICES

Additional Information and Where to Find It

In connection with the Business Combination described herein, YHN and/or its subsidiary will file relevant materials with the SEC, including the Registration Statement. The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the meeting of YHN shareholders relating to the proposed Business Combination. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from YHN. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to YHN at 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong. INVESTORS AND SECURITY HOLDERS OF YHN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT YHN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT YHN, MINGDE AND THE TRANSACTIONS DESCRIBED HEREIN.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Such statements include, but are not limited to, statements regarding the proposed Business Combination, including the anticipated initial enterprise value, the benefits of the proposed Business Combination, integration plans, anticipated future financial and operating performance and results, including estimates for growth, and the expected timing of the Business Combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Consequently, you should not rely on these forward-looking statements as predictions of future events.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but are not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of YHN’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the shareholders of YHN; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Business Combination Agreement following the announcement of the entry into the Business Combination Agreement and proposed Business Combination; (v) the ability of the parties to recognize the benefits of the Business Combination Agreement and the proposed Business Combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding Mingde’s industry and market size; (viii) financial condition and performance of Mingde, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of YHN’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Mingde; (ix) the impact from future regulatory, judicial, and legislative changes in Mingde’s industry; (x) competition from larger companies that have greater resources, technology, relationships and/or expertise; and (xi) those factors discussed in YHN’s filings with the SEC and that will be contained in the definitive proxy statement/prospectus relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive proxy statement/prospectus and other documents to be filed by YHN from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Mingde and YHN may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither Mingde nor YHN gives any assurance that Mingde, or YHN, or the combined company, will achieve its expectations.

Participants in Solicitation

YHN, Mingde and certain shareholders of YHN, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of YHN shares in respect of the proposed transaction. Information about YHN’s directors and executive officers and their ownership of YHN securities is set forth in YHN’s Annual Report on Form 10-K, filed with the SEC on March 20, 2025. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of YHN or Mingde, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1*	Business Combination Agreement, dated as of April 3, 2025 by and between YHN Acquisition I Limited and Mingde Technology Limited

10.1	Shareholders Support Agreement, dated as of April 3, 2025, by and among YHN Acquisition I Limited, Mingde Technology Limited and certain shareholders of Mingde Technology Limited

10.2	Sponsor Support Agreement, dated as of April 3, 2025, by and among YHN Acquisition I Limited, Mingde Technology Limited and certain shareholders of YHN Acquisition I Limited

10.3	Form of Lock-Up Agreement

10.4	Form of Employment Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the exhibits, appendices, annexes and/or schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). YHN agrees to furnish supplementally a copy of all omitted exhibits, annexes, appendices and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2025

YHN ACQUISITION I LIMITED

By:	/s/ Satoshi Tominaga
Name:	Satoshi Tominaga
Title:	Chief Executive Officer